UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2015

TeleCommunication Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

275 West Street, Annapolis, Maryland		21401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410/263-7616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

The Audit Committee of TeleCommunication Systems, Inc. (the "Company") recently completed a competitive process to determine which audit firm would serve as the Company's independent registered public accounting firm for the year ended December 31, 2015. On March 30, 2015, the Audit Committee dismissed Ernst & Young LLP ("EY") as the Company's independent registered public accounting firm.

The audit report of EY dated March 13, 2015 on the Company's consolidated financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. EY's report dated March 13, 2015 on the effectiveness of internal control over financial reporting as of December 31, 2014 did not contain any adverse opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2014 and 2013, and the subsequent period through March 30, 2015, there were no (a) disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with EY on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused EY to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from EY a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of EY letter dated April 3, 2015 is attached as Exhibit 16.1.

(b) Newly Appointed Registered Public Accounting Firm

Contemporaneous with the determination to dismiss EY, the Audit Committee selected KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for the year ended December 31, 2015. The Company formally engaged KPMG on April 3, 2015.

During the years ended December 31, 2014 and 2013 and the subsequent period through April 3, 2015, the Company did not consult with KPMG regarding any of the matters or events set forth in 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

16.1 Letter of Ernst & Young LLP, dated April 3, 2015 to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.

April 3, 2015	By:	/s/ Bruce A. White

Name: Bruce A. White
Title: Secretary

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Exhibit Index

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP, dated April 3, 2015 to the Securities and Exchange Commission